UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 7, 2005


                                  DURAVEST, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         FLORIDA                      0-27489                  59-2624575
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
        OF INCORPORATION)          FILE NUMBER)           IDENTIFICATION NUMBER)


        11 South LaSalle Street, 5th Floor, Chicago, Illinois 60603-1238
        ----------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES,
                               INCLUDING ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 423-2763
                                                           --------------

      37 Prince Arthur Avenue, Suite 300, Toronto, Ontario, Canada M5R 1B2
      --------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below If the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pro-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1. - Registrant's Business and Operations
----------   ------------------------------------

Item 1.01    Entry into a Material Definitive Agreement
---------    ------------------------------------------

     A. As of September 1, 2005, DuraVest, Inc. (the "Company") issued a Convertible Promissory Note ("Note") to ABSOLUTE RETURN EUROPE FUND (a party otherwise unrelated to the Company or its affiliates) in the total principal amount of $433,951. The principal of the Note is due August 31, 2008. Interest is payable annually on the Note at the rate of 5% per annum. The holder of the Note may convert any or all of the unpaid principal and interest into shares of the Company's Common Stock at any time during the term of the Note at the conversion price of $0.88 per share. The Note was issued in a consolidation and replacement of three debt obligations of the Company incurred for funds used by the Company as working capital. Additional information relative to the Note and/or its issuance is set out in Item 3.02 of Section 3 below. A copy of the
Note is filed with this Form 8-K Report as Exhibit 12(h).

     B. As of September 1, 2005, the Company entered into an Employment Agreement with Dr. Ogan Gurel who was elected as a director and the President and Chief Executive, Financial and Accounting Officer of the Company on that date. Information as to the Employment Agreement and its terms and conditions is set on in Item 5.02 of Section 5 below. A copy of the Employment Agreement is filed with this Form 8-K Report as Exhibit 12(i).

     C. On September 7, 2005, the Company granted and issued to Dr. Ogan Gurel, the Company's President and Chief Executive officer, an option to purchase up to 250,000 shares of the Company's Common Stock at $0.88 per share pursuant to a Stock Option Agreement. Information with respect to this Stock Option Agreement and its issuance is set out in Item 3.02 of Section 3 and Item 5.02 of Section 5 below. A copy of this Stock Option Agreement is filed with this Form 8-K Report as Exhibit 12(j).

     D. On September 7, 2005, the Company granted and issued to Petr Ondrousek, the representative to the Company of Hunter Fund, Ltd., the Company's controlling shareholder, and a director of Estracure, Inc., a controlled subsidiary of the Company, an option to purchase up to 250,000 shares of the Company's Common Stock at $0.65 per share pursuant to a Stock Option Agreement. Information with respect to this Stock Option Agreement is set out in Item 3.02 of Section 3 below. A copy of this Stock Option Agreement is filed with this Form 8-K Report as Exhibit 12(k).

     E. On September 7, 2005, the Company granted and issued to Friedrich W. Goebel, a director of the Company, an option to purchase up to 250,000 shares of the Company's Common Stock at $0.88 per share pursuant to a Stock Option Agreement. Information with respect to this Stock Option Agreement is set out in
Item 3.02 of Section 3 below. A copy of this Stock Option Agreement is filed with this Form 8-K Report as Exhibit 12(l).


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


Section 3. - Securities and Trading Markets
----------   ------------------------------

Item 3.02    Unregistered Sales of Equity Securities
---------    ---------------------------------------

     A.

         (1) As of September 1, 2005, the Company issued a Convertible Promissory Note in the aggregate principal amount of $433,951 to ABSOLUTE RETURN EUROPE FUND. The principal of the Note is due August 31, 2008. Interest is payable annually on the Note at the rate of 5% per annum.

         (2) The Note was issued in the consolidation and replacement of three outstanding debt obligations of the Company incurred for funds used by the Company for working capital. The total debt of the Company replaced was $433,951 of which $425,000 was for principal and $8,951 for accrued interest.

         (3) The Note was issued to an institutional investor which is an "accredited investor" as defined under the Securities Act of 1933, as amended ("Securities Act"). The Note was, and any shares of the Common Stock of the Company issued upon conversion of the Note must be, taken by the noteholder for investment and not for distribution and as "restricted securities" under the Securities Act. The Company made available to the noteholder the material information about the Company and its securities, including the information contained in its reports filed under the Securities Exchange Act of 1934 ("Exchange Act"). In issuing the Note, the Company relied upon the exemption from the registration requirements of Section 5 of the Securities Act provided in Section 4(2) thereof, as a transaction by an Issuer not involving a public offering.

         (4) The holder of the Note has the right to convert any or all of the unpaid principal and/or interest of the note into shares of the Company's Common Stock at $0.88 per share at any time during the term of the Note. Any shares acquired upon conversion of the Note must be taken as "restricted securities" under the Securities Act unless a registration statement in then in effect with respect to the shares. The holder of the Note has the qualified right to have the underlying shares included in any future registration statement filed under the Securities Act by the Company. A copy of the Note is filed with this Form 8-K Report as Exhibit 12(h).

     B.

         (1) On September 7, 2005, the Company granted and issued an option to Dr. Ogan Gurel to purchase up to 250,000 shares of its Common Stock at $0.88 per share.

         (2) The option was issued as an incentive for Dr. Gurel to act as a director and/or President and Chief Executive Officer of the Company

         (3) The Option was issued to a director of the Company, thus to an "accredited investor" as defined under the Securities Act of 1933, as amended ("Securities Act"). The Option was, and any shares of the Common Stock of the Company issued upon exercise of the Option must be, taken by the Optionholder for investment and not for distribution and as "restricted securities" under the Securities Act. The Company made available to the Optionholder the material information about the Company and its securities, including the information contained in its reports filed under the Securities Exchange Act of 1934

("Exchange Act"). In issuing the Option, the Company relied upon the exemption from the registration requirements of Section 5 of the Securities Act provided in Section 4(2) thereof, as a transaction by an Issuer not involving a public offering.

         (4) The holder of the Option has the right to exercise it and purchase shares of the Company's Common Stock at $0.88 per share at any time on or after September 1, 2006 through August 31, 2010 if he serves as a director of the Company through August 31, 2006. If he ceases to be a director prior to September 1, 2006 other than by virtue of his resignation with Good Reason or termination without cause, the Option terminates. Any shares acquired upon exercise of the Option must be taken as "restricted Securities" under the Securities Act unless a registration statement in then in effect with respect to the shares. The holder of the Option has the qualified right to have the underlying shares included in any future registration statement filed under the Securities Act by the Company. A copy of the Option is filed with this Form 8-K Report as Exhibit 12(j) and additional information with respect thereto is set out in Item 5.02 of Section 5 below.

     C.

         (1) On September 7, 2005, the Company granted and issued to Mr. Petr Ondrousek an option to purchase up to 250,000 shares of the Company's Common Stock at $0.65 per share.

         (2) The option was issued in consideration of Mr. Ondrousek's services to the Company as the representative of Hunter Fund, Ltd., its controlling shareholder, and as a director of its subsidiary, Estracure, Inc.

         (3) The Option was issued to an "accredited investor" as defined under the Securities Act of 1933, as amended ("Securities Act"). The Option was, and any shares of the Common Stock of the Company issued upon exercise of the Option must be, taken by the Optionholder for investment and not for distribution and as "restricted securities" under the Securities Act. The Company made available to the Optionholder the material information about the Company and its securities, including the information contained in its reports filed under the Securities Exchange Act of 1934 ("Exchange Act"). In issuing the Option, the Company relied upon the exemption from the registration requirements of Section 5 of the Securities Act provided in Section 4(2) thereof, as a transaction by an Issuer not involving a public offering.

         (4) The holder of the Option has the right to exercise it and purchase shares of the Company's Common Stock at $0.65 per share at any time during the term of the Option which ends September 31, 2010. Any shares acquired upon exercise of the Option must be taken as "restricted securities" under the Securities Act unless a registration statement in then in effect with respect to the shares. The holder of the Option has the qualified right to have the underlying shares included in any future registration statement filed under the Securities Act by the Company. A copy of the Option is filed with this Form 8-K Report as Exhibit 12(k).

     (D)

         (1) On September 7, 2005, the Company granted and issued an option to Friedrich W. Goebel to purchase up to 250,000 shares of its Common Stock at $0.88 per share.

         (2) The option was issued as an incentive for Mr. Goebel to act as a director of the Company

         (3) The Option was issued to a director of the Company, thus to an "accredited investor" as defined under the Securities Act of 1933, as amended ("Securities Act"). The Option was, and any shares of the Common Stock of the Company issued upon exercise of the Option must be, taken by the Optionholder for investment and not for distribution and as "restricted securities" under the Securities Act. The Company made available to the Optionholder the material information about the Company and its securities, including the information contained in its reports filed under the Securities Exchange Act of 1934 ("Exchange Act"). In issuing the Option, the Company relied upon the exemption from the registration requirements of Section 5 of the Securities Act provided in Section 4(2) thereof, as a transaction by an Issuer not involving a public offering.

         (4) The holder of the Option has the right to exercise it and purchase shares of the Company's Common Stock at $0.88 per share at any time on or after September 1, 2006 through September 31, 2010 if he serves as a director of the Company through September 31, 2006. If he ceases to be a director prior to September 1, 2006, the Option terminates. Any shares acquired upon exercise of the Option must be taken as "restricted securities" under the Securities Act unless a registration statement in then in effect with respect to the shares. The holder of the Option has the qualified right to have the underlying shares included in any future registration statement filed under the Securities Act by the Company. A copy of the Option is filed with this Form 8-K Report as Exhibit 12(m) and additional information with respect thereto is set out in Item 5.02 of
Section 5 below.

Section 5. - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On September 6, 2005, the Board of Directors of the Registrant, DuraVest, Inc. ("Company"), was reorganized at the request and initiative of Hunter Fund, Ltd, its controlling shareholder. In the reorganization, Messrs. Ogan Gurel and Friedrich Wilhelm Goebel were elected to the Board of Directors. They were elected by a vote of the then existing Board of Directors. Upon the election of these two new directors, the resignations of the two existing directors, Ms. Patti Cooke and Michael A. Eustace from their memberships on the Board of Directors and as President and Secretary of the Company respectively, became effective.

     Neither Ms. Cooke or Mr. Eustace resigned because of any disagreement with the Company on any matter relating to its operations, policies or practice; nor were either of them asked to resign for cause. The resignations were made to enable the Company's controlling shareholder to place its nominees on the Board of Directors and as officers of the Company.

     Following its reorganization, the new Board of Directors on September 7, 2005 elected Dr. Ogan Gurel the Company's President, Chief Executive, Financial and Accounting Officer and Friedrich W. Goebel was elected as the Board's Audit Committee and Chairman of the Committee.

     Dr. Ogan Gurel, age 41, became a director and the President and Chief Executive Officer of the Company on September 7, 2005. He was elected to serve as a director for the ensuing year and until his successor is duly elected and qualified. He was elected President until further action of the Board of Directors. He is employed by the Company under the terms of an employment agreement discussed below. From 1991 to 1997, Dr. Gurel was the President of Jefferson Media/MCAT Intensive Review in New York City, New York. This firm developed, marketed and taught a high-level MCAT preparation course in New York City, Boston and Kansas City. From 1997 through 2000, he was an independent medical consultant in Boston and Lexington, Massachusetts. From January to December of 2001, he was employed as an Associate by Booz/Allen/Hamilton, a global strategy management consulting firm, in Chicago, Illinois. From December of 2001 to January of 2005, he was the Vice President and Medical Director of SG-2, LLC, a medical research and consulting firm in Evanston, Illinois. From January of 2005 to the present, he has been the Chairman and Chief Executive Officer of Aesis Research Group, a Chicago, Illinois firm providing intelligence, information and research services in the health care and life sciences sectors. Dr. Gurel presently acts as an Adjunct Professor in the School of Science & Mathematics of Roosevelt University in Chicago. Illinois. He has also taught as a Teaching Fellow or Teaching Assistant at Columbia University, in New York City and Harvard Medical School in Cambridge, Massachusetts. Dr. Gurel received a Bachelors Degree in Biochemical Sciences cum laude from Harvard University in 1986, a Masters Degree in Biochemistry & Molecular Biophysics from Columbia University in 1991 and a Doctor of Medicine Degree (Alpha Omega Alpha) from Columbia University College of Physicians and Surgeons in 1996.

     Friedrich Wilhelm Goebel, age 42, became a director of the Company on September 7, 2005 to serve for the ensuing year and until his successor is duly elected and qualified. From September 1987 to September of 1996, Mr. Goebel was employed as a director of Bayerische Hypotheken-und Wechsel-Bank, a German financial institution. From September of 1996 to March of 1999, he served as a director of S G Cowen, an investment banking firm specializing in the fields of technology and health care. From December of 1999 to the present, he has been an investment banker with and the Chief Executive Officer of Viscardi AG, an investment and merchant banking firm in Munich, Germany. Mr. Goebel received a Bachelors Degree in Business and Finance from the University of Cologne in 1984 and a Masters Degree in Business Administration from the European School of Business in 1987.

     As of September 1, 2005, the Company entered into an Employment Agreement with Dr. Ogan Gurel. A copy of this Employment Agreement is filed with this Form 8-K report as Exhibit 12(h). A summary of the material terms of the Employment Agreement are:

     o Dr. Gurel is employed as the President and Chief Executive officer of the Company for a "Trial Period" ending November 30, 2005.

     o During the Trial Period Dr. Gurel will receive a salary of $6,000.00 per month and will be obligated to spend at least 24 working hours per week in the Company's business.

     o During the Trial Period, he will be responsible to manage the operations of the Company, subject to the restrictions that certain actions must have the prior approval of the Board of Directors and/or the Company's controlling shareholder, Hunter Fund, Ltd.

     o During the Trial Period, Dr. Gurel will prepare for and present to the Board of Directors certain specified plans and proposals for the future operations of the Company.

     o Upon execution of the Employment Agreement, Dr. Gurel received a Stock Option to purchase up to 250,000 shares of the Company's common stock at an exercise price of $0.88 per share. The Stock Option: (i) is for a term of five years commencing September 7, 2005; (ii) is exercisable at any time during its term after September 1, 2006; (iii) is exercisable on a cashless basis; and (iv) provides that shares purchased upon exercise may be included in future registration statements filed by the Company under the Securities Act of 1933.

     o On September 1, 2006, the option will vest for the full 250,000 shares, if Dr. Gurel serves as a director for one full year whether or not he continues as President of the Company. If he ceases to serve as a director prior to August 31, 2006 other than by virtue of his resignation with Good Reason, the entire option terminates.

     The Board of Directors (excluding Dr. Gurel) and/or the Company's controlling shareholder will evaluate Dr. Gurel's performance during the Trial Period. If the performance is deemed satisfactory, his employment will continue under the Employment Agreement on the following terms:

     o Dr. Gurel will devote at least 40 hours per week on the Company's affairs.

     o    Dr. Gurel will be paid a salary of $10,000 per month.

     o The Employment Agreement will be for a term of five years from December 1, 2005, and will renew automatically for an additional one year term, unless terminated by either party upon 30 days notice prior to the end of any term.

     o    Dr. Gurel will be responsible for the management of the Company.

     o Dr. Gurel will receive an additional Stock Option to purchase up to 500,000 shares of the Company's Common Stock: (i) exercisable after November 30, 2007 during the remaining three year term of the option;
          (ii) have an
          exercise price equal to the mean of the bid and ask price of the stock on November 30, 2005 or $0.88 per share whichever is greater; and
          (iii) if he ceases to be Chief Executive Officer of the Company during the first two years of this stock option, the option will reduce to an option to purchase a maximum of 250,000 shares.

     As of September 7, 2006, Mr. Goebel received a Stock Option to purchase up to 250,000 shares of the Company's Common Stock at an exercise price of $0.88 per share. The Stock Option: (i) is for a term of five years commencing September ___, 2005; (ii) is exercisable at any time during its term after August 31, 2006; (iii) is exercisable on a cashless basis; and (iv) provides that shares purchased upon exercise may be included in future registration statements filed by the Company under the Securities Act of 1933. On September 1, 2006, the option will vest for the full 250,000 shares if Mr. Goebel serves as a director through August 31, 2006. If he ceases to serve as a director prior to August 31, 2006, the entire option terminates.

     Neither of the two new directors or officers of the Company hold any directorship in any other entity filing reports with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934. There is no family relationship between or among the Company's new directors and/or officers. There is no arrangement or understanding between any of the two new directors and any other person pursuant to which any new director was selected as a director, except for the Employment Agreement between the Company and Dr. Ogan Gurel described below.

     On September 7, 2005, Friedrich Wilhelm Goebel was selected by the Board of Directors to serve as the Audit Committee of the Board.


Section 9. - Financial Statements and Exhibits
----------   ---------------------------------

Item 9.01    Financial Statements and Exhibits
---------    ---------------------------------

     (c)      Exhibits

     Exhibit No.        Description of Exhibits
     -----------        -----------------------

     12(h)              Issuer's Convertible Promissory Note to
                        ABSOLUTE RETURN EUROPE FUND Dated as of
                        September 1, 2005

     12(i) Employment Agreement between Issuer and Dr. Ogan Gurel Dated as of September 1, 2005

     12(j) Stock Option Agreement between Issuer and Dr. Ogan Gurel Dated September 7, 2005

     12(k)              Stock Option Agreement between Issuer and
                        Petr Ondrousek Dated September 7, 2005


     12(l)              Letter from Patti Cooke and Michael A. Eustace re:
                        Resignation from the Board of Directors

     12(m)              Stock Option Agreement between Issuer and Friedrich W.
                        Goebel dated September 7, 2005


     12(n)              Press Release Dated September 7, 2005 re: Board
                        Reorganization

                                   SIGNATURES

         In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, therein to duly authorized.

                                         DURAVEST, INC.

Dated:   September 8, 2005               By: /s/ Dr. Ogan Gurel
                                             ---------------------------------
                                             Dr. Ogan Gurel, President and Chief
                                             Executive, Officer and a Director



























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